Outcomes Focused Innovation Driven June 2021

2 This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements regarding Inhibrx, Inc.’s (the “Company”) business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to clinical trials and regulatory filings and approvals, and the size and growth potential of the markets for the Company’s product candidates. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward- looking statements. Additional information regarding the Company’s risks and uncertainties are described in its Registration Statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on August 12, 2020 in the section titled “Risk Factors,” and in other filings the Company may make with the SEC from time to time. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. The forward-looking statements in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. The investigational product candidates discussed in this presentation have not been approved or licensed by the U.S. Food and Drug Administration or by any other regulatory authority, and they are not commercially available in any market. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which it operates are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. Presentation disclaimer

3 Inhibrx at a glance + Experienced leadership team + Proven innovation and execution VALIDATION FROM INDUSTRY LEADING PARTNERS All platforms and programs developed in-house with strong patent protection Inhibrx’s modular sdAb platform + Ability to precision engineer to specific target biology + Smaller than conventional antibodies + Antibody-like PK profile + Readily manufactured at high yields using standard processes

4 Why invest in Inhibrx? Backed by solid institutional investor base with substantial internal ownership Four differentiated clinical programs with value-creating readouts in 2H 2021/2022 KEY FINANCIAL HIGHLIGHTS* 37.8M $108.0M 41.9M Robust emerging pre-clinical pipeline Potential to reach financial sustainability with minimal dilution $20M/Qtr Cash Average burn rate Common stock outstanding Fully diluted outstanding *As of 3/31/2021

Four differentiated clinical programs

Rare diseases | Oncology: Cell death pathway | Immunno-oncology



INBRX-101

AAT-Fc fusion protein

- Potential for first meaningful advancement for patients in 35 years
- Estimated ~$2B+ market size
- Initial Phase 1 data late this year
- Registration study could start in late 2022



INBRX-109

Tetravalent DR5 agonist

- Single agent activity in chondrosarcoma and mesothelioma
- Potential rapid path to approval in chondrosarcoma, registration study initiated
- First combination cohorts: mesothelioma, pancreatic adenocarcinoma and Ewing sarcoma with data in H1 2022



INBRX-106

Hexavalent OX40 agonist

- Potential across numerous tumors, including cold tumors
- Strong mechanistic rational for PD-1 combination
- Key data readouts in combination expansion cohorts in 2H 2022



INBRX-105

PD-L1 x 4-1BB tetravalent conditional agonist

- Potential across all PD-L1 expressing tumors
- 4-1BB agonism is clinically validated
- Strong mechanistic rational for PD-1 combination
- Key data readouts in combination expansion cohorts in 2H 2022

5

INHIBRX

INBRX-101 Recombinant Alpha-1 Antitrypsin Fc-fusion Protein AAT Fc

7 Alpha-1 antitrypsin deficiency (AATD) Disease overview ⁺ AATD is an orphan respiratory inherited disease that increases risk of developing pulmonary disease, resulting in progressive loss of lung function and decreased life expectancy ⁺ A small percentage of patients also develop liver disease Current standard of care ⁺ Plasma derived AAT with weekly infusions not able to maintain normal serum AAT levels OPPORTUNITY: The global AATD augmentation therapy market is projected to reach $1.9B by the end of 2026 AAT Serum levels in patients receiving weekly pdAAT 60 M ea n Se ru m A AT le ve l ( μM ) 40 20 0 0 7 14 21 28 Day Normal AAT serum range (20 - 50 μM) Below normal AAT serum range (<20 μM) Dosing

Competitive comparison

INBRX-101

100% **Applicable to all patients**

	THERAPIES	STATUS
Plasma-Derived AAT	Aralast	Approved
	Glassia	
	Prolastin-C	
	Zemaira	
	Inhaled AAT	Phase 2
Oral Neutrophil Elastase Inhibitor	Alvelestat	Phase 2
Small Molecule Corrector	ZF874	Phase 2

15% **Applicable to ~15% of patients with liver issues**

THERAPIES	STATUS
ARO-AAT	Phase 2
DCR-A1AT	Phase 2

8

INHIBRX

9 Our solution Potential to extend the dosing range from weekly to every three weeks, while maintaining patients in the normal range of AAT exposure Engineered to maximize the functional activity of AAT, particularly in the lung Recombinant manufacturing provides lower cost of goods, unlimited supply and no pathogen risk INBRX-101 proposed standard of care

10 Initiated H2 2021 H1 2022 INBRX-101 Phase 1 trial design Multiple ascending dose escalation N= 18N=24 Initiated * bronchial lavage N= 6 10 mg/kg N= 6 40 mg/kg N= 6 120 mg/kg N= 6 80 mg/kg Single ascending dose escalation N= 6 40 mg/kg N= 6 80 mg/kg* N= 6 120 mg/kg* PART 1 PART 2

11 INBRX-101: first human data in AAT patients Preliminary human PK data for first five AAT subjects dosed with 10 mg/kg single IV dose of INBRX-101 + Consistent with preclinical estimates + Estimated human half-life is approximately 13 days *Data from these subjects needs to be confirmed with additional subjects and higher doses *Half-life estimate based on N = 3 subjects with sufficient PK sampling Functional AAT levels achieved with INBRX-101 (120 mg/kg IV q21d) are predicted to improve exposure vs. published data for pdAAT (60 mg/kg IV q7d) + Modeling predicts a dose of 120 mg/kg q21d should meet the goal of maintaining normal range (> 20 μM) + 101 trough level of 20 and patients endogenous AAT could achieve a trough level in the mid-20’s and average in the mid-30’s over the three-week dosing interval PK profile of first 5 patients: 10 mg/kg INBRX-101 10 Se ru m A A T le ve l ( μ M ) Time (Days) 0 1 0,1 7 14 21 28 Predicted mean serum AAT levels: 120 mg/kg of INBRX-101 every 3 weeks M ea n se ru m A A T le ve l ( μ M ) Time (Days) 0 21 42 63 84 105 Normal AAT serum range (20–50 μM) Predicted INBRX-101 AAT concentrations Published once weekly pdAAT mean AAT concentrations 100 10 1

INBRX-109 Tetravalent DR5 Agonist

13 Tetravalent DR5 agonist + Death receptor 5 (DR5) is a receptor for the tumor necrosis factor-related apoptosis-inducing ligand (TRAIL) + DR5 activation naturally eliminates damaged and neoplastic cells DR5: sdAd DR5: sdAdDR5: sdAd DR5: sdAd 105 kDa Fc: effector function disable

INBRX-109 is a best-in-class DR5 agonist

CANDIDATE	VALENCY	SIZE (KDA)	STATUS
INBRX-109	**Tetravalent**	**105**	**Phase II**
TAS-266	Tetravalent	60	Discontinued[1]
Eftozanermin alpha (TRAIL-Fc fusion)	Hexavalent	167	Phase I
GEN1029[2]	Dodecavalent	150 ka (2x mAbs)	Phase I
IGM-8444	Decavalent[3]	~950	Phase I
Dulanermin (recombinant TRAIL)	Trivalent	150	Discontinued
Tigatuzumab	Bivalent	150	Discontinued
LBY-135			Discontinued
Conatumumab			Discontinued
Drozitumab			Discontinued
Lexatumumab			Discontinued

1. Hepatoxicity – likely ADA hyper-crosslinking
2. Two hexamerizing non-competing mAbs
3. Size and rigidity of IgM may prevent effective clustering of DR5

14

INBRX-109

INHIBRX

Fast to market opportunity

Chondrosarcoma


Incidence rate
of ~1 in 200,000
persons per year
~1,400 cases per
year
USA
Worldwide

No approved therapeutic for the treatment of chondrosarcoma

PFS from placebo-controlled studies

Therapeutic	IPI-926 (HH)
Control arm	Placebo
Subject number	100 (2:1)
Placebo arm	**PFS 2.9 months**

Therapeutic	Regorafenib
Control arm	Placebo
Subject number	46 (2:1)
Placebo arm	**PFS 2 months**

INBRX-109

*The figures on this slide represent market research estimates.

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INHIBRX

16 Best Response 3mo 4mo 6mo 9mo 12mo SD (-20%) 62wks ► SD (-7%) 62wks PD SD (-11%) 54wks ► PR (-60%) PD SD (-13%) PD SD (+4%) ► PR (-32%) PD SD (-4%) ** SD (+5%) PD SD (+3%) * SD (-3%) * SD (-4%) * SD (+6%) PD SD (+7%) PD PD PD PD PD Weeks 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 45 46 47 48 49 50 51 52 53 54 55 INBRX-109 preliminary Phase 1 data in unresectable or metastatic conventional chondrosarcoma + Time on treatment in weeks + Data cut point 01-Jun-2021, data from Ph1 INBRX-109 study, study ongoing + Response per RECISTv1.1 per Investigator assessment, data subject to change (e.g., some data raw and not verified) PFS for placebo patients in comparative studies + PR=Partial Response, SD=Stable Disease, PD=Progressive Disease + ► Subject ongoing + *Off-study per subject request (e.g., resection) or **Investigator discretion

17 Endpoints Primary: Progression free survival Secondary: Overall survival, overall response rate, duration of response, disease control rate, quality of life INBRX-109 Phase 2 registration-enabling study design in chondrosarcoma Randomization Conventional chondrosarcoma, grade 2 and 3, unresectable or metastatic Stratification by line of therapy & Grade INBRX-109 Placebo Until PD or toxicity with cross-over *Including interim analysis N=134* N= 67 * 3 mg/kg every three weeks H2 2023

18 Best Response 3mo 4mo 6mo 9mo SD (-24%) * SD (-17%) SD (-12%) PR (-100%) SD (-22%) SD (-20%) sd (-12%) SD (-5%) SD (-2%) SD (+9%) SD (+13%) SD (+16%) SD (+1%) * PD PD PD PD (+25%) PD (+33%) PD (+33%) Weeks 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 Combination study Mesothelioma with Cis-/Carboplatin & Pemetrexed N=20 + Time on treatment in weeks + Data cut point 24-N0V-2020, data from Phi INBRX-109 study, study ongoing, single agent mesothelioma cohort closed + Response per RECISTvi.ior modified RECIST, and per Investigator assessment, data subject to change (e.g., some data raw and not verified) Preliminary Phase 1 data-malignant pleural mesothelioma, epithelioid subtype H1 2022 PART 3 + Efficacy population (subjects who completed 2 cycles and had at least one tumor assessment, or discontinued early due to PD); three subjects not evaluable for efficacy were excluded + PR=Partial Response, SD=Stable Disease, PD=Progressive Disease + * Off-study per subject or Investigator request

19 Planned Ongoing FUTURE POTENTIAL OPPORTUNITIES Solid tumors + IAP antagonists Hematologic tumors + Bcl-2 inhibitors NSCLC + various combo agents Gastric and colon cancer + various combo agents Additional sarcoma indications INBRX-109 on the horizon Combination studies Pancreatic adenocarcinoma 2nd line with FOLFIRI N=20 H1 2022 Ewing sarcoma with Irinotecan N=20 PART 3

INBRX-106 Hexavalent OX40 Agonist

Hexavalent OX40 agonist

INBRX-106


OX40: sdAd
OX40: sdAd
OX40: sdAd
OX40: sdAd
OX40: sdAd
OX40: sdAd
Fc
129 kDa

OX40 is a co-stimulatory receptor on activated T-cells:

- Provides co-stimulation to activated T-cells
- Reverses regulatory T-cell induced immune suppression
- Enhances T-cell functionality
- Additional benefit in combination with PD-1 blockade

21

INHIBRX

INBRX-106 is a best-in-class OX40 agonist

CANDIDATES	VALENCY	ISOTYPE	LIGAND BLOCKING	STATUS
INBRX-106	**Hex-**	**IgG1**	**N**	**Ph 1 (2019)**
MOXR-0916	Bi-	IgG1	Y	Discontinued
GSK-3174998				Ph 1 (MM, 2019)
BMS-986178				Ph 1 (2016)
INCAGN-1949				Ph 1 (2016)
ABBV-368				Ph 1 (HNSCC, 2020)
IBI-101				Ph 1 (2018)
MEDI-0562				Discontinued
PF-04518600	Bi-	IgG2	Y	Discontinued
BGB-A445	Bi-	IgG1	N	Ph 1 (2020)

INBRX-106

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INHIBRX

INBRX-106 Phase 1 trial design

INBRX-106

PART 1 — Complete
Single agent dose escalation
N=20

PART 2 — Initiated
Single agent dose expansion
N= 24
Dose optimization study

PART 3 — Initiated
Dose escalation with Keytruda™
N= 13
No pre-screening, all-comers

PART 4 — Planned
Dose expansion with Keytruda™
N=80

N=20	PD-L1+NSCLC
N=20	PD-L1+NSCLC
N=20	PD-L1+Basket
N=20	PD-L1+NSCLC, CPI naïve

- Well tolerated with mild or moderate immune-related toxicities
- Patients were not pre-screened for PD-L1 positivity
- Longest duration as of June 1, 2021= 63 weeks
- Greatest reduction in tumor volume= 23%(by RECIST v1.1)
- Maximum administered dose was 3 mg/kg and no MTD reached

H2 2021

H2 2022

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INHIBRX

INBRX-105 PD-L1 x 4-1BB Multispecific

INBRX-105

PD-L1 x 4-1BB multispecific

- Designed to provide spatially-restricted 4-1BB agonism at sites of PD-L1 expression
- Highly expressed on tumor infiltrating immune cells, 4-1BB signaling promotes prolonged T-cell survival memory formation
- Constitutive 4-1BB agonism has achieved anti-tumor responses, but was limited by immune-related toxicities


PD-L1: sdAd
PD-L1: sdAd
4-1BB: sdAd
4-1BB: sdAd
Fc Effector Disabled
105 kDa

25

INHIBRX

INBRX-105 is a best-in-class 4-1BB agonist

PD-L1 x 4-1BB Bispecifics

CANDIDATE	FORMAT	4-1BBL BLOCKING	STATUS
INBRX-105	**Bivalent/Bivalent**	**No**	**Phase I**
Gen-1064	Monovalent/Monovalent	n/a	Phase II
MCLA-145	Monovalent/Monovalent	Yes	Phase I
FS222	Bivalent/Bivalent	n/a	Phase I
PRS-343	Bivalent/Bivalent	No	Phase I
ND021	Monovalent/Monovalent	n/a	Phase I

Monoclonal 4-1BB Antibodies

CANDIDATE	IGG SUBCLASS	4-1BBL BLOCKING	STATUS
Urelumab	IgG4	Yes	Discontinued
Utomilumab	IgG2	No	Discontinued
CTX-471	IgG4	No	Phase I
ADG106	IgG4	Yes	Phase I
ATOR-1017	IgG4	Yes	Phase I
AGEN2373	IgG1	No	Phase I
LVGN6051	unknown	n/a	Phase I

INBRX-105

26

INHIBRX

INBRX-105 Phase 1 trial design

INBRX-105

PART 1

Single agent dose escalation — Complete

N=32

PART 2

Single agent dose expansion — Initiated

N= 32

Single agent: PD-L1+ Basket

N=8	PD-L1+NSCLC
N=8	PD-L1+Melanoma
N=8	PD-L1+NSCLC
N=8	PD-L1+Basket

PART 3

Dose escalation with Keytruda™ — Initiated

N= 12

No pre-screening, all-comers

PART 4

Dose expansion with Keytruda™ — Planned

N=80

N=20	PD-L1+NSCLC
N=20	PD-L1+NSCLC
N=20	PD-L1+Basket
N=20	PD-L1+NSCLC, CPI naïve

- 8/18 (44%) at dose levels ≥ 0.1 mg/kg achieved stable disease
- Patients were not pre-screened for PD-L1 positivity
- Longest duration= 41 weeks
- Greatest reduction in tumor volume = 20% (by RECIST v1.1)
- MTD= 1 mg/kg

H2 2021

H2 2022

27

INHIBRX

Near term expected clinical milestones

INBRX-109
(DR5) Initiation of chondrosarcoma registration-enabling trial

INBRX-106
(OX40) / Keytruda dose escalation data

INBRX-101
(AAT) Initial Phase 1 data

INBRX-105
(PD-L1 x 41BB) Keytruda dose escalation data

H2 2021

INBRX-109
(DR5) Initial pancreatic and mesothelioma combination study data

INBRX-101
(AAT) Additional Phase 1 data

INBRX-109
(DR5) Ewing sarcoma combination study data

H1 2022

INBRX-106
(OX40) / Keytruda dose expansion cohort data

INBRX-105
(PD-L1 x 41BB) Keytruda dose expansion cohort data

H2 2022

28

INHIBRX

11025 N. Torrey Pines Rd Ste 200 La Jolla, CA 92037 www.inhibrx.com